UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 5, 2015

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Main St., Suite 201, Conway AR	72032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	855-440-8484

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TEM 2.02.           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 5, 2015, Inuvo, Inc. issued a press release regarding its financial results for Q4 and full year 2014. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information in this Current Report on Form8-K under this caption and accompanying exhibits are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company made reference to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

ITEM 9.01.           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated February 5, 2015 regarding Q4 and full year 2014 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: February 5, 2015	By:	/s/ John B. Pisaris
John B. Pisaris, General Counsel

EXHIBIT INDEX

99.1	Press release dated February 5, 2015 regarding Q4 and full year 2014 financial results.